FIRST AMENDMENT TO CREDIT AGREEMENT
                        dated as of August 10, 1995
                                   Among
                       SIGNAL APPAREL COMPANY, INC.,
                           THE SHIRT SHED, INC.,
                      AMERICAN MARKETING WORKS, INC.,
                                    and
                           WALSH GREENWOOD & CO.

                        Index of Closing Documents
                        --------------------------

1.   First Amendment to Credit Agreement
          a.   Signal Apparel Company, Inc. Officers' Certificate
          b.   The Shirt Shed, Inc. Officers' Certificate
          c.   American Marketing Works, Inc. Officers'
               Certificate
2.   Promissory Note
3.   Fixed Rate Warrant Certificate
4.   Floating Rate Warrant certificate
5.   First Amendment to Tennessee Deed of Trust and Security
          Agreement
6.   First Amendment to Deed to Secure Debt and Security Interest
7. First Amendment to Real Estate Mortgage, Security Agreement, Assignment Leases and Rents and Fixture Filing
8. UCC-3 Amendment for Signal Apparel Company, Inc. (as filed with the Tennessee Secretary of State)
9. UCC-3 Amendment for The Shirt Shed, Inc. (as filed with the Tennessee Secretary of State)
10. UCC-3 Amendment for American Marketing Works, Inc. (as filed with the Tennessee Secretary of State)
11. UCC-3 Amendment for Signal Apparel Company, Inc. (as with the Register of Deeds of Claiborne County)



FIRST AMENDMENT TO CREDIT AGREEMENT
dated as of August 10, 1995
Among
SIGNAL APPAREL COMPANY, INC.,
THE SHIRT SHED, INC.,
AMERICAN MARKETING WORKS, INC.,
and
WALSH GREENWOOD & CO


FIRST AMENDMENT TO CREDIT AGREEMENT

     AGREEMENT, entered as of the 10th day of August, 1995 by and among SIGNAL APPAREL COMPANY, INC., an Indiana corporation ("Signal"), THE SHIRT SHED, INC., a Delaware corporation ("SSI"), AMERICAN MARKETING WORKS, INC., a
Delaware corporation ("AMW") and WALSH GREENWOOD & CO., a
New York limited partnership (the "Lender").

     WHEREAS, the parties entered a Credit Agreement, dated as of March 31, 1995, (the "Credit Agreement") and certain other documents defined in the Credit Agreement as the "Loan Documents" by which the Lender extended to Signal, SSI and AMW loans in the amount of $15,000,000; and

     WHEREAS, Signal, SSI and AMW desire to borrow an additional Five Million Dollars ($5,000,000), in excess of the Commitment, as defined in the Credit Agreement, and desires to amend the Credit Agreement to effect such borrowing; and

     WHEREAS, Lender is willing to loan to Signal, SSI and AMW an additional Five Million Dollars ($5,000,000) (the
"Additional Loan") and to amend the Credit Agreement in accordance with the terms of this First Amendment to Credit
Agreement (the "First Amendment").

     NOW, THEREFORE, for and in consideration of the foregoing, the parties agree as follows:

     1. All terms not specifically defined herein shall have the meaning ascribed to them in the Credit Agreement or the Loan Documents, as defined in the Credit Agreement.

     2.   The definitions of "Commitment" and "Loan
Documents" contained in Section 1.1 of the Credit Agreement shall be replaced with the following:

          Commitment:    the obligation of the Lender to
make Loans to Signal pursuant to Section 2.1, in a maximum principal amount of $20,000,000, as such amount may be reduced from time to time pursuant to this Agreement.

          Loan Documents: this First Amendment; the
Agreement; the Fixed Rate Warrants; the Discount Rate
Warrant; the Note; the Replacement Note; the Real Estate
Mortgage, Security Agreement, Assignment of Leases,
Rents and Fixture Filing; the Tennessee Deed of Trust and Security Agreement; the Deed to Secure Debt and
Security Interest; UCC financing statements covering both personalty and fixtures; the Intercreditor
Agreement; the Shareholders' Agreement and other documents, agreements, certificates, schedules or exhibits called for in any of the foregoing or otherwise required of the Company to effect the purposes hereof.

     3. The Additional Loan shall be evidenced by a replacement promissory note of the Company , Substantially in the form of Exhibit A (the "Replacement Note") evidencing the obligation of the Company to pay a principal amount equal to the lesser of (a) the amount of the Commitment and
(b) the Principal Amount, on the Maturity Date, together with any accrued and unpaid interest. The Replacement Note shall (x) be dated as of the Closing Date, (y) be stated to mature on the Maturity Date, and (z) bear interest on the unpaid Principal Amount thereof from time to time outstanding as provided in Section 2.5. Interest on the Replacement Note shall be paid in accordance with Section 2.5(c). All Additional Loans pursuant to the Commitment as amended by this First Amendment, the Replacement Note and all obligations of the Company under this First Amendment shall be Obligations of the Company the payment of which is secured by the security interests in the Collateral granted Lender by the Company pursuant to Section 3. Upon the execution and delivery of the Replacement Note, all references to the "Note" in any of the Loan Documents shall mean the Replacement Note without the need for further amendment of any of the Loan Documents.

     4. Upon the execution hereof by all parties, Signal shall issue to Lender an additional 500,000 Fixed Rate
Warrants, for a total of 2,000,000 Fixed Rate Warrants, which shall be treated in all respects as Fixed Rate
Warrants issued pursuant to Section 4.1.

     5. Upon the execution hereof by all parties, Signal shall issue to Lender an additional 500,000 Discount Rate
Warrants, for a total of 2,000,000 Discount Rate Warrants, which will vest immediately and which otherwise will be treated in all respects as Discount Rate Warrants issued pursuant to Section 4.2.

     6. In order to induce the Lender to enter into this First Amendment and to make the Additional Loan, the Company hereby represents and warrants to the Lender that, except as reflected in the most recent Form 10-K and the most recent Form 10-Q filed by Signal with the Untied States Securities and Exchange Commission, and except as further qualified in the Agreement (including any amendments to Schedules provided thereunder), all of the representations and warranties of the Company contained in Section 5 of the Agreement are true and accurate as of the date hereof; provided, however, the financial statements referred to in Sections 5.1 and 5.2 shall be the audited year end financial statements as of December 31, 1994.

     7. The agreement of the Lender to make the Additional Loan and the effectiveness and of this First Amendment shall be subject to the satisfaction, immediately prior to or concurrently with the making of such Additional Loan of the following conditions precedent:

          (a)  Loan Documents.  The Lender shall have
received each Loan Document, including, without limitation, this First Amendment, the Replacement Note, and the additional Fixed Rate Warrants and Discount Rate
Warrants, in each case executed and delivered by a duly authorized officer of the Company.

          (b)  Corporate Proceedings of the Company.  The
Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to the Lender, of the Board of Directors of each of Signal, SSI and AMW authorizing (i) the execution, delivery and performance of the First Amendment, the Replacement
Note, the additional Fixed Rate Warrants and Discount
Rate Warrants and all other documents and agreements required of the Company required hereunder and (ii) the borrowing contemplated hereunder, certified by the Secretary of each of SSI, AMW and Signal, as of the effective date of this First Amendment, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (c)  Corporate Documents.  Lender shall have
received a certificate from the Secretary of each of AMW, SSI and Signal that the copies of the Restated
Articles of Incorporation and By-Laws of Signal, SSI and
AMW delivered as of the Closing Date remain true, complete and correct copies thereof as of the date hereof and have not been amended, restated or revoked.

          (d) Financial Information. The Lender shall have received a copy of each of the financial statements referred to in Section 5.1.

          (e) Litigation. No suit, action, investigation, inquiry or other proceeding except as disclosed herein
(including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with this First Amendment, or
(ii) which, in any such case, in the reasonable judgment of the Lender, would have a material adverse effect on
(A) the transactions contemplated by this First
Amendment or (B) the business, operations, properties, prospects or financial or other condition of Signal and its Subsidiaries taken as a whole.

          (f)  No Violation.  The consummation of the
transactions contemplated hereby shall not contravene, violate or conflict with, nor involve the Lender in a violation of, any Requirement of Law.

          (g)  Consents, Licenses, Approvals, Etc.  The
Lender shall have received a certificate of a Responsible Officer of Signal either (i) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by Signal and its Subsidiaries of each Loan
Document, including, but not limited to, consents of the Company's senior bank lenders, and such consents, licenses and approvals shall be in full force and effect, or (ii) stating that no such consents, license or approval are so required (Schedule 6.1(g)).

          (h) Representations and Warranties. Each of the representations and warranties restated by the Company in accordance with Paragraph 6 hereof shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date.

          (i) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to such Loan.

          (j) Security Interest. The security interests in personal property granted by the Agreement as amended hereby shall be duly perfected in accordance with applicable state law, and Signal and SSI shall have executed and presented for filing any amendments to the Deed to Secure Debt and Security Interest, the Real
Estate Mortgage, Security Agreement, Assignment of
Leases, Rents and Fixture Filing, the Tennessee Deed of Trust and Security Agreement, and the filings made under the Uniform Commercial Code necessary to reflect this amendment and the Additional Loans and shall have paid or tendered for payment all additional taxes and fees.

     8. Signal agrees (a) to pay or reimburse the Lender in an amount up to, but not exceeding, $25,000 for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this First Amendment, the Replacement Note and any other documents prepared in connection therewith, including the fees and disbursements of counsel to the Lender, (b) to pay or reimburse the Lender for all its costs and expenses incurred in connection with the development, preparation and execution of any amendment, supplement or modification thereto, or the enforcement or preservation of any rights under any Loan Document and any other such documents and any such amendment, supplement or modification thereto, including, without limitation, reasonable fees and disbursements of counsel to the Lender, (c) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise, franchise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of this First Amendment(provided that Signal shall have the right to contest before the relevant Governmental Authority any such tax that may be assessed), and (d) to pay, indemnify, and hold the Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this First Amendment and the transactions contemplated hereby and any such other documents (all the foregoing, collectively, the "indemnified liabilities"), provided, that Signal shall have no obligation hereunder to the Lender with respect to willful misconduct of the Lender. The agreements in this Section shall survive repayment of the Replacement Note and all other amounts payable under the Loan Documents.

     9. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York by their proper and duly authorized officers as of the day and year first above written.

SIGNAL APPAREL COMPANY, INC.


By /s/William H. Watts
   -------------------------
Title   CFO
      ----------------------


THE SHIRT SHED, INC.


By /s/William H. Watts
   -------------------------
Title  CFO
     -----------------------


AMERICAN MARKETING WORKS, INC.

By /s/ William H. Watts
   -------------------------
Title  CFO
     -----------------------

WALSH GREENWOOD & COMPANY


By /s/Paul R. Greenwood
  --------------------------
Title
     -----------------------


     SIGNAL APPAREL COMPANY, INC. OFFICERS' CERTIFICATE

To: Walsh Greenwood & Co., party to the Credit Agreement referred to herein.

This Officers' Certificate is given in connection with the First Amendment to Credit Agreement dated as of August 10, 1995 (the "Amendment") among Signal Apparel Company, Inc. (the "Company"), American Marketing Works, Inc., The Shirt Shed Inc. and Walsh Greenwood & Co. (the "Lender"). The Amendment modifies provisions of a Credit Agreement, dated as of March 31, 1995 by and among the Lender, the Company, American Marketing Works, Inc. and The Shirt Shed, Inc. (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them by or pursuant to the terms of the Credit Agreement and the Amendment.

     I.

We, Robert Powell and William Watts, Chief Financial Officer of the Company, do hereby certify as follows:

1. Attached hereto as Exhibit A is a true, correct, and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on August 10, 1995 at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof in the form adopted, and are the only resolutions adopted by the Board of Directors or any committee thereof relating to the Loan Documents.

     II.

Robert Powell, as the Secretary of the Company, certifies that William Watts, as Chief Financial Officer of the Company is a duly elected or appointed officer of the Company and is authorized to execute and deliver the Amendment, the Replacement Note and the other Loan Documents on behalf of the Company.

     III.

This portion of the Officers' Certificate is given by William
Watts, as Chief Financial Officer of the Company (the "Executive
Officer").

The Executive Officer hereby certifies that:

1. No Default has occurred and is continuing, nor will the Amendment or the Loan being requested on the date hereof create a Default; and

2. The representations and warranties made by the Company in the Amendment are true and correct in all material respects on and as of the date of this certificate;

The Executive Officer also certifies that:

A. Robert Powell is the duly elected Secretary of the Company and is authorized to execute and deliver the Credit Agreement and the Notes on behalf of the Company.

In making the foregoing certification, the Executive Officer has read, in particular, Paragraphs 6 and 7 of the Amendment and all Sections of the Credit Agreement incorporated or referenced by such paragraphs and all definitions used in that Amendment and in the Credit Agreement to the extent unchanged by the Amendment.

The Executive Officer states that he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not each such covenant or condition has been complied with.

In rendering this certification, the Executive Officer made inquiries of the appropriate employees of the Company and of advisors to the Company, including but not limited to, its accountants, actuaries, and attorneys.

IN WITNESS WHEREOF, I have signed this Officers' Certificate and affixed the corporate seal of the Company.

Dated August 10, 1995.
      ----------------


/s/Robert Powell
----------------------
Robert Powell
Secretary


IN WITNESS WHEREOF, each of the undersigned officers of the Company has signed this Officers' Certificate.

Dated August 10, 1995.
      ----------------


/s/William Watts
----------------------
William Watts
Chief Financial Officer



RESOLUTIONS
OF THE
BOARD OF DIRECTORS
OF
SIGNAL APPAREL COMPANY, INC.
ADOPTED
MARCH 31, 1995

     On August 10, 1995 the members of the Board of Directors of Signal Apparel Company, Inc. (the "Company"), participating in a duly called meeting held by telephone in accordance with the Bylaws of the Company, approved the following resolutions:

     WHEREAS, the Company desires additional working capital to fund current operations; and

     WHEREAS, Walsh Greenwood & Co. ("Walsh Greenwood") has offered to amend the Credit Agreement, dated as of March 31, 1995 (the "Credit Agreement"), and to lend to the Company an additional principal amount of up to $5,000,000 pursuant to the terms of the Credit Agreement as amended by the First Amendment to Credit Agreement presented to the Board (the "Amendment"), the principle terms of which include:

     1. a maximum borrowing of an additional $5 million for a total of up to $20 million which shall be drawn in increments of not less than $1 million upon notice received two business days prior to each draw;

     2. the issuance to Walsh Greenwood of warrants to purchase 500,000 shares of the Company's Common Stock at $2.25 per share, which warrants will vest on the basis of 100,000 warrants for each $1 million drawn and which will be exercisable for three years from vesting, such warrants containing provisions substantially similar to those of the Fixed Rate Warrants issued under the Credit Agreement;

     3. the issuance to Walsh Greenwood of warrants to purchase 500,000 shares of the Company's Common Stock at a 25% discount to the 20 day average trade price in December, 1996, which warrants will vest immediately upon the commitment by Walsh Greenwood of the full amount of the additional credit and which will be exercisable for three years beginning January 1, 1997, such warrants containing provisions substantially similar to the Discount Rate Warrants issued under the Credit Agreement;

     4. a Replacement Note in the face amount of $20 million will evidence the borrowing and will be upon terms substantially similar to the Note issued pursuant to the Credit Agreement;

     7. all borrowings will continue to be secured by a security interest in all assets of the Company currently pledged to its senior lenders, but will be subordinate to the security interests of such lenders;

     8. all borrowings shall be used only for working capital and shall not be used to repay any principal of any bank debt;

     9. such covenants as are contained in the Credit Agreement

     WHEREAS, Messrs. Greenwood and Walsh have informed the Board that they may be deemed to have financial or management interests, which they have fully disclosed to the Board, in Walsh Greenwood sufficient to create the possibility of a conflict of interest as contemplated by Section 23-1-35-2 of the Indiana Business Corporation Law; and

     WHEREAS, pursuant to the terms of Section 23-1-35-2 of the Indiana Business Corporation Law, approval of the aforementioned transactions by a majority of the members of the Board of Directors other than Messrs. Greenwood and Walsh will result in the approval of the transactions by a majority of disinterested directors; and

     WHEREAS, in connection with the Credit Agreement, the Company received an opinion from the firm of Value Research Corporation concerning the Credit Agreement and related transactions, to the effect that the transactions were fair, from a financial point of view, to the existing investors in the Company's Common Stock and to the creditors of the Company as a group; and

     WHEREAS, after having reviewed and considered: (i) the information disclosed to the Board by Messrs. Greenwood and Walsh, concerning their financial or management interests in certain of the entities (other than the Company) which are parties to the proposed transactions, (ii) the opinion of Value Research Corporation that the transactions in connection with the Credit Agreement are fair, from a financial point of view, to the existing investors in the Company's Common Stock and to the creditors of the Company as a group, and (iii) the recommendation of management of the Company to the effect that the proposed amendment of the Credit Agreement is fair to and in the best interest of the Company, its creditors and its shareholders, the Board has concluded that the plan submitted by management to enter into such amendment will enable the Company adequately to fund its working capital requirements and will enhance the value of the Company's business,

     NOW THEREFORE, be it

     RESOLVED that the officers of the Company be authorized and directed to borrow from Walsh Greenwood an additional principal amount of up to $5,000,000 for a total of up to $20 million in accordance with the terms of the Amendment, in all events subordinate to security interests previously granted to the Company's senior bank lenders; and to issue to Walsh Greenwood the Fixed Rate Warrants and the Discount Rate Warrants; and

     FURTHER RESOLVED, that the Company be authorized and directed to issue its Common Stock in accordance with the terms of the new Fixed Rate Warrants and the Discount Rate Warrants and, should the Company not possess sufficient authorized and unissued shares for such purpose, or should shareholder approval be required as a prerequisite to the issuance of such shares under any governmental statute or regulation or under the rules of the New York Stock Exchange, that the Company be authorized to present for vote of the shareholders of the Company at the next meeting of shareholders following the discovery of such insufficiency or requirement a proposal to (i) increase the number of authorized shares of the Company's Common Stock, by amendment of the Company's Restated Articles of Incorporation or otherwise, in an amount at least sufficient to satisfy the requirements of the warrants or (ii) approve the issuance of such shares in accordance with the terms of the warrants, as applicable; and

     FURTHER RESOLVED, that the proper officers of the Company are hereby authorized, directed and empowered to negotiate, execute, deliver and perform the Amendment, warrants, notes, amendments to mortgages and all other documents or certificates necessary or desirable in connection with the foregoing; and that the proper officers of the Company are directed and empowered to take all such further actions as, in their judgment, they deem necessary, desirable or proper to implement the foregoing resolutions.



           THE SHIRT SHED, INC. OFFICERS' CERTIFICATE

To: Walsh Greenwood & Co., party to the Credit Agreement referred to herein.

This Officers' Certificate is given in connection with the First Amendment to Credit Agreement dated as of August 10, 1995 (the "Amendment") among The Shirt Shed Inc. (the "Company"), American Marketing Works, Inc., Signal Apparel Company, Inc. and Walsh Greenwood & Co. (the "Lender"). The Amendment modifies provisions of a Credit Agreement, dated as of March 31, 1995 by and among the Lender, the Company, American Marketing Works, Inc. and Signal Apparel Company, Inc. (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them by or pursuant to the terms of the Credit Agreement and the Amendment.

                               I.

We, Robert Powell and William Watts, Chief Financial Officer of the Company, do hereby certify as follows:

1. Attached hereto as Exhibit A is a true, correct, and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on August 10, 1995 at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof in the form adopted, and are the only resolutions adopted by the Board of Directors or any committee thereof relating to the Loan Documents.

                              II.

Robert Powell, as the Secretary of the Company, certifies that William Watts, as Chief Financial Officer of the Company is a duly elected or appointed officer of the Company and is authorized to execute and deliver the Amendment, the Replacement Note and the other Loan Documents on behalf of the Company.

                              III.

This portion of the Officers' Certificate is given by William
Watts, as Chief Financial Officer of the Company (the "Executive
Officer").

The Executive Officer hereby certifies that:

1. No Default has occurred and is continuing, nor will the Amendment of the Loan being requested on the date hereof create a Default; and

2. The representations and warranties made by the Company in the Amendment are true and correct in all material respects on and as of the date of this certificate;

The Executive Officer also certifies that:

A. Robert Powell is the duly elected Secretary of the Company and is authorized to execute and deliver the Credit Agreement and the Notes on behalf of the Company.

In making the foregoing certification, the Executive Officer has read, in particular, Paragraphs 6 and 7 of the Amendment and all Sections of the Credit Agreement incorporated or referenced by such paragraphs and all definitions used in that Amendment and in the Credit Agreement to the extent unchanged by the Amendment.

The Executive Officer states that he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not each such covenant or condition has been complied with.

In rendering this certification, the Executive Officer made inquiries of the appropriate employees of the Company and of advisors to the Company, including but not limited to, its accountants, actuaries, and attorneys.

IN WITNESS WHEREOF, I have signed this Officers' Certificate and affixed the corporate seal of the Company.

Dated August 10, 1995.



/s/Robert J. Powell
--------------------------
Robert Powell
Secretary


IN WITNESS WHEREOF, each of the undersigned officers of the Company has signed this Officers' Certificate.

Dated August 10, 1995.



/s/William Watts
--------------------------
William Watts
Chief Financial Officer





RESOLUTIONS OF THE BOARD OF DIRECTORS
OF
THE SHIRT SHED, INC.

      RESOLVED, whereas the Company requires additional working capital to fund its operations;
whereas the Company entered a Credit Agreement, dated
March 31, 1995, with Walsh Greenwood & Co. (the "Credit
Agreement") pursuant to which the Company and its affiliates borrowed $15,000,000; whereas Walsh Greenwood
& Co. is willing to amend the Credit Agreement to increase the maximum of borrowing thereunder to $20,000,000 upon the terms and conditions of a First Amendment to Credit Agreement (the "Amendment") presented to the Board, the Company hereby is authorized and directed to enter the Amendment and all other agreements and amendments referenced thereby and to borrow up to $20,000,000 upon the terms specified in the Amendment; and

      FURTHER RESOLVED, that the officers of the Company be authorized and directed to execute upon behalf of the Company the Amendment, a First Amendment to Real
Estate Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing and such other documents, certificates, and agreements as may be required under the Amendment or to effect the foregoing resolution.




      AMERICAN MARKETING WORKS, INC. OFFICERS' CERTIFICATE

To: Walsh Greenwood & Co., party to the Credit Agreement referred to herein.

This Officers' Certificate is given in connection with the First Amendment to Credit Agreement dated as of August 10, 1995 (the "Amendment") among American Marketing Works, Inc. (the "Company"), Signal Apparel Company, Inc., The Shirt Shed Inc. and Walsh Greenwood & Co. (the "Lender"). The Amendment modifies provisions of a Credit Agreement, dated as of March 31, 1995 by and among the Lender, the Company, Signal Apparel Company, Inc. and The Shirt Shed, Inc. (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them by or pursuant to the terms of the Credit Agreement and the Amendment.

                               I.

We, Robert Powell and William Watts, Vice President/Finance of the Company, do hereby certify as follows:

1. Attached hereto as Exhibit A is a true, correct, and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on August 10, 1995 at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded, are in full force and effect on the date hereof in the form adopted, and are the only resolutions adopted by the Board of Directors or any committee thereof relating to the Loan Documents.

                              II.

Robert Powell, as the Secretary of the Company, certifies that William Watts, as Vice President/Finance of the Company is a duly elected or appointed officer of the Company and is authorized to execute and deliver the Amendment, the Replacement Note and the other Loan Documents on behalf of the Company.

                              III.

This portion of the Officers' Certificate is given by William
Watts, as Chief Financial Officer of the Company (the "Executive
Officer").

The Executive Officer hereby certifies that:

1. No Default has occurred and is continuing, nor will the Amendment or the Loan being requested on the date hereof create a Default; and

2. The representations and warranties made by the Company in the Amendment are true and correct in all material respects on and as of the date of this certificate;

The Executive Officer also certifies that:

A. Robert Powell is the duly elected Secretary of the Company and is authorized to execute and deliver the Credit Agreement and the Notes on behalf of the Company.

In making the foregoing certification, the Executive Officer has read, in particular, Paragraphs 6 and 7 of the Amendment and all Sections of the Credit Agreement incorporated or referenced by such paragraphs and all definitions used in that Amendment and in the Credit Agreement to the extent unchanged by the Amendment.

The Executive Officer states that he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not each such covenant or condition has been complied with.

In rendering this certification, the Executive Officer made inquiries of the appropriate employees of the Company and of advisors to the Company, including but not limited to, its accountants, actuaries, and attorneys.

IN WITNESS WHEREOF, I have signed this Officers' Certificate and affixed the corporate seal of the Company.

Dated August 10, 1995.



/s/Robert J. Powell
-------------------------
Robert Powell
Secretary


IN WITNESS WHEREOF, each of the undersigned officers of the Company has signed this Officers' Certificate.

Dated August 10, 1995.



/s/William Watts
-------------------------
William Watts
Vice President/Finance





RESOLUTIONS OF THE BOARD OF DIRECTORS
OF
AMERICAN MARKETING WORKS, INC.

      RESOLVED,  whereas  the  Company  requires
additional working  capital to fund its operations;
whereas the Company entered a Credit Agreement, dated
March 31, 1995, with Walsh Greenwood & Co. (the "Credit
Agreement") pursuant  to  which the Company and its
affiliates borrowed $15,000,000; whereas Walsh  Greenwood
&  Co.  is willing  to  amend  the  Credit Agreement to
increase the maximum of borrowing thereunder to
$20,000,000  upon  the  terms  and  conditions  of  a
First Amendment to Credit Agreement (the "Amendment")
presented to the Board, the Company hereby is authorized
and directed  to enter  the Amendment and all other
agreements and amendments referenced thereby and to borrow
up to $20,000,000 upon  the terms specified in the
Amendment; and
      FURTHER RESOLVED, that the officers of the Company
be authorized  and  directed  to execute  upon  behalf  of
the Company the Amendment and such   other   documents,
certificates, and agreements as may be required under the Amendment or to effect the foregoing resolution.